UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N‑CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number:     811‑23493
Cohen & Steers Tax‑Advantaged Preferred Securities and Income Fund

(Exact name of registrant as specified in charter)
280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)
Dana A. DeVivo
Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, New York 10017

(Name and address of agent for service)
Registrant’s telephone number, including area code:    (212) 832‑3232
Date of fiscal year end:    October 31
Date of reporting period:    April 30, 2023

Item 1. Reports to Stockholders.

COHEN & STEERS TAX‑ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

To Our Shareholders:
We would like to share with you our report for the six months ended April 30, 2023. The total returns for Cohen & Steers Tax-Advantaged Preferred Securities and Income Fund (the Fund) and its comparative benchmarks were:

Six Months Ended April 30, 2023
Cohen & Steers Tax-Advantaged Preferred Securities and Income Fund at Net Asset Value[a]	–1.03%
Cohen & Steers Tax-Advantaged Preferred Securities and Income Fund at Market Value[a]	1.59%
ICE BofA 7% Constrained DRD Eligible Preferred Securities Index[b]	3.52%
Blended Benchmark—50% ICE BofA 7% Constrained DRD Eligible Preferred Securities Index/35% ICE BofA U.S. IG Institutional Capital Securities Index/15% Bloomberg Developed Market USD Contingent Capital Index[b]	3.48%
Bloomberg US Aggregate Bond Index[b]	6.91%
The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.
The Fund expects to make regular monthly distributions at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

[a]	As a closed-end investment company, the price of the Fund’s exchange-traded shares will be set by market forces and can deviate from the net asset value (NAV) per share of the Fund.
[b]	For benchmark descriptions, see page 4.

COHEN & STEERS TAX‑ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

Market Review
The six months ended April 30, 2023, were generally favorable for financial markets. Prior concerns regarding central banks tightening monetary policy gave way to a more optimistic tone in the fall of 2022 as inflation slowed, raising expectations that the steepest rate-hiking cycle in more than 40 years could soon draw to a close.
While short-term interest rates climbed as the Federal Reserve and the European Central Bank continued to raise their key lending rates, fixed income asset classes generally advanced as longer-term interest rates declined. The 10-year U.S. Treasury note yield, which peaked around 4.25% in late October, settled at 3.44%. However, preferred securities came under selling pressure in the first quarter of 2023 due to concerns in the banking sector (as banks are the predominant issuer of preferred securities).
A meaningful performance divergence occurred within the preferreds market: U.S. investment-grade preferreds generated a healthy 6.6% total return, while contingent capital securities (CoCos, issued primarily by European banks) returned –4.2%. Preferred securities overall rose but underperformed longer-term U.S. Treasuries, investment-grade corporates and high-yield bonds.
Fund Performance
Based on market price, the Fund had a positive return in the period but underperformed its blended benchmark. On a NAV basis, the portfolio had a negative total return and underperformed the blended benchmark.
In the U.S., the sudden collapses of Silicon Valley Bank (SVB) and Signature Bank in March raised concerns about contagion risk. The banks had a preponderance of uninsured deposits and/or significant exposure to depositors in the technology sector that faced cash flow challenges. The banks could not raise capital amid substantial deposit outflows, which forced regulators to intervene. On May 1, First Republic Bank was placed into receivership despite a group of larger banks previously funneling $30 billion into the institution; its assets were sold to JPMorgan Chase.
Regulators took swift action to stem contagion risk. The Fed established an emergency lending program, accepting as collateral U.S. Treasuries and certain other high-quality securities at par value—even if the securities have been marked down. The Fed and other central banks also assured that funding would remain readily available in the global banking system. The FDIC said it would fully guarantee depositors in the failed banks, even above the normal $250,000 threshold. Liquidity concerns continued to ease on healthy first-quarter earnings and other reports showing stabilizing deposit funding. Asset quality remained near a historically high level, although banks did increase reserves in preparation for higher capital requirements (given recent events) and macro uncertainty.
The Fund’s security selection in U.S. bank preferreds was the most significant detractor from relative performance during the period. Out‑of‑index positions in issues from SVB and Signature Bank primarily drove this underperformance. However, the Fund’s underweight allocation in U.S. banks partially offset the adverse security selection in the sector.
In Europe, struggling Credit Suisse was acquired by rival UBS in March. In brokering the deal, the Swiss government took the unusual step of completely writing down the nominal value ($17 billion) of all

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

Credit Suisse Additional Tier 1 (AT1) bonds, also known as CoCos, which added to pressures in the preferred securities market. (Subsequently, with the AT1 bonds written down before the common equity, lawsuits have been filed, and a secondary market for ownership claims has arisen, which may allow for a partial recovery of the preferreds’ value.)
Credit Suisse was a clear outlier among European banks; although it appeared to be on the mend, the company had made material management missteps in recent years that left it weakened and unprofitable. Other European banks are not faced with the vulnerabilities that plagued Credit Suisse. Overall, the sector displays the best profitability dynamics seen in years. Moreover, bank loans in Europe tend to be floating rate and/or shorter duration—unlike in the U.S., where loans are fixed and long—so loan yields do a better job keeping up with deposit yields. On the deposit side, European bank deposits tend to be stickier, and the money market fund industry is not as developed. Additionally, regulators elsewhere in Europe reassured markets that their actions in circumstances similar to those of Credit Suisse, should they arise, would be guided by an established framework in which “common equity instruments are the first ones to absorb losses, and only after their full use would Additional Tier 1 be required to be written down.”
The Fund’s overweight allocation in non‑U.S. banks, which trailed the benchmark, detracted from relative performance.
The insurance sector performed well in the period. Property & casualty insurance companies enjoyed significant premium growth given the recovering economy, and life insurers benefited from the declining impact of Covid. However, the Fund’s security selection and underweight allocation in the sector detracted from relative performance. Detractors included a pair of low‑liquidity, out‑of‑index issues from a life insurer that were pressured on no real news and having no investment in certain long-duration securities that outperformed. Security selection in the finance sector hindered relative performance, partly due to an underweight allocation in a long-duration issue from American Express that rose meaningfully.
The pipeline sector outperformed, as company cash flows continued to improve, buoyed by recovering demand and high crude oil and refined product prices. Security selection in pipelines detracted from relative performance. However, a favorable overweight allocation in the sector largely offset this negative.
Utilities, a capital-intensive sector, benefited from falling long-term interest rates, strong earnings results, and a heightened investor focus on balance sheet quality. The Fund’s security selection and overweight allocation to the sector aided relative performance, partly due to well-performing out‑of‑benchmark positions from European and U.S. issuers. The portfolio’s overweight allocation in the real estate sector also contributed to relative returns, although this was partially offset by adverse security selection in the sector.
Impact of Leverage on Fund Performance
The Fund employs leverage as part of an effort to enhance yield. Leverage can increase total return in rising markets, just as it can have the opposite effect in declining markets. The Fund reduced its use of leverage during the period. Nevertheless, leverage significantly detracted from the Fund’s performance for the six months ended April 30, 2023.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

Impact of Derivatives on Fund Performance
The Fund used derivatives in the form of forward foreign currency exchange contracts to manage currency risk on certain Fund positions denominated in foreign currencies. The currency exchange contracts detracted significantly from the Fund’s total return for the six‑month period ended April 30, 2023.
The Fund also invested in binary options (currency and European index call options) with the intention of managing volatility in certain European holdings. The binary options did not have a material impact on the Fund’s total return for the six months ended April 30, 2023.
In connection with its use of leverage, the Fund pays interest on a portion of its borrowings based on a floating rate under the terms of its credit agreement. To reduce the impact that an increase in interest rates could have on the performance of the Fund with respect to these borrowings, the Fund used interest rate swaps to exchange a portion of the floating rate for a fixed rate. In addition, the Fund used total return swap contracts to manage credit risk. The Fund’s use of interest rate swaps detracted significantly from the Fund’s total return for the six months ended April 30, 2023, while the total return swaps had no impact.
Sincerely,

WILLIAM F. SCAPELL Portfolio Manager	ELAINE ZAHARIS-NIKAS Portfolio Manager

JERRY DOROST Portfolio Manager
Benchmark Descriptions
ICE BofA 7% Constrained DRD Eligible Preferred Securities Index contains all securities in the ICE BofA Fixed Rate Preferred Securities Index that are DRD (dividends received deduction) eligible, but caps issuer exposure at 7%. The ICE BofA U.S. IG Institutional Capital Securities Index tracks the performance of U.S. dollar denominated investment grade hybrid capital corporate and preferred securities publicly issued in the U.S. domestic market. The Bloomberg Developed Market USD Contingent Capital Index includes hybrid capital securities in developed markets with explicit equity conversion or write down loss absorption mechanisms that are based on an issuer’s regulatory capital ratio or other explicit solvency-based triggers. The Bloomberg U.S. Aggregate Bond Index is a broad-market measure of the U.S. dollar-denominated investment-grade fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com
For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.
Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

Our Leverage Strategy
(Unaudited)
Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing net income available for shareholders. As of April 30, 2023 leverage represented 36% of the Fund’s managed assets.
Through a combination of variable rate financing and interest rate swaps, the Fund has locked in interest rates on a significant portion of this additional capital through 2027 (where we effectively reduce our variable rate obligation and lock in our fixed rate obligation over various terms). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund’s NAV in both up and down markets. However, we believe that locking in portions of the Fund’s leveraging costs for the various terms partially protects the Fund’s expenses from an increase in short-term interest rates.
Leverage Factsa,b

Leverage (as a % of managed assets)	36%
% Variable Rate Financing	3%
Variable Rate	5.6%
% Fixed Rate Financing[c]	97%
Weighted Average Rate on Fixed Financing	1.2%
Weighted Average Term on Fixed Financing	3.0 years
The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

[a]	Data as of April 30, 2023. Information is subject to change.
[b]	See Note 7 in Notes to Financial Statements.
[c]	Represents fixed payer interest rate swap contracts on variable rate borrowing.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

Performance Review (Unaudited)
Average Annual Total Returns—For Periods Ended April 30, 2023

	1 Year	5 Years	10 Years	Since Inception[a]
Fund at NAV	–8.43%	—	—	–3.65%
Fund at Market Value	–9.31%	—	—	–7.62%
The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. The table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

[a]	Commencement of investment operations was October 28, 2020.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

April 30, 2023
Top Ten Holdingsa
(Unaudited)

Security	Value	% of Managed Assets

JPMorgan Chase & Co., 6.75%, Series S	$46,048,507	2.8
Charles Schwab Corp./The, 5.375%, Series G	44,140,644	2.7
Wells Fargo & Co., 5.875%, Series U	32,152,905	1.9
Bank of America Corp., 6.10%, Series AA	31,971,875	1.9
Citigroup, Inc., 6.25%, Series T	26,033,057	1.6
Charles Schwab Corp./The, 4.00%, Series I	25,744,093	1.6
WESCO International, Inc., 10.625%, Series A	25,620,006	1.6
Bank of America Corp., 6.25%, Series X	25,012,152	1.5
Wells Fargo & Co., 3.90%, Series BB	24,034,563	1.5
PNC Financial Services Group, Inc./The, 8.977%, Series O (FRN)	22,312,346	1.4

[a]
Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdownb
(Based on Managed Assets)
(Unaudited)

[b]	Excludes derivative instruments.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS
April 30, 2023 (Unaudited)

		Shares	Value

PREFERRED SECURITIES—EXCHANGE-TRADED	30.6%
AGRICULTURE	0.9%
CHS, Inc., 7.50%, Series 4[c]		367,538	$9,706,679

BANKING	7.0%
Citigroup, Inc., 6.875% to 11/15/23, Series Ka,b,c		217,434	5,516,301
Dime Community Bancshares, Inc., 5.50%[c]		21,921	369,369
Federal Agricultural Mortgage Corp., 4.875%, Series Gc		410,836	8,607,014
First Horizon Corp., 6.50%[a,c]		330,219	7,796,471
Morgan Stanley, 6.875% to 1/15/24, Series Fa,b,c		615,397	15,618,776
Morgan Stanley, 6.375% to 10/15/24, Series Ia,b,c		289,449	7,273,853
Morgan Stanley, 5.85% to 4/15/27, Series Ka,b,c		99,996	2,500,900
Morgan Stanley, 6.50%, Series Pa,c		193,478	5,057,515
Regions Financial Corp., 5.70% to 5/15/29, Series Ca,b,c		156,304	3,616,875
Texas Capital Bancshares, Inc., 5.75%, Series Ba,c		230,425	4,686,844
Washington Federal, Inc., 4.875%, Series Aa,c		99,329	1,559,465
Wells Fargo & Co., 4.70%, Series AAa,c		85,000	1,679,600
Wells Fargo & Co., 4.375%, Series CCa,c		90,000	1,642,500
Wells Fargo & Co., 6.625% to 3/15/24, Series Ra,b,c		120,000	2,977,200
Wells Fargo & Co., 4.75%, Series Za,c		246,369	4,956,944

			73,859,627

FINANCIAL SERVICES	3.3%
Apollo Asset Management, Inc., 6.375%, Series Aa,c		342,205	8,455,885
Apollo Asset Management, Inc., 6.375%, Series Ba,c		136,948	3,467,523
Oaktree Capital Group LLC, 6.625%, Series Aa,c		304,143	6,824,969
Oaktree Capital Group LLC, 6.55%, Series Ba,c		697,421	15,601,308
Synchrony Financial, 5.625%, Series Aa,c		12,189	206,604

			34,556,289

INDUSTRIAL	2.5%
WESCO International, Inc., 10.625% to 6/22/25, Series Ab,c		941,912	25,620,006

INSURANCE	7.4%
Arch Capital Group Ltd., 5.45%, Series Fa,c		125,765	2,919,006
Arch Capital Group Ltd., 4.55%, Series Ga,c		100,000	1,918,000
Assurant, Inc., 5.25%, due 1/15/61[a]		75,306	1,601,759
Athene Holding Ltd., 6.35% to 6/30/29, Series Aa,b,c		393,502	8,535,058
Athene Holding Ltd., 6.375% to 6/30/25, Series Ca,b,c		378,171	8,527,756
Athene Holding Ltd., 4.875%, Series Da,c		243,569	4,070,038

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2023 (Unaudited)

		Shares	Value
Athene Holding Ltd., 7.75% to 12/30/27, Series Ea,b,c		337,144	$8,334,200
Brighthouse Financial, Inc., 5.375%, Series Ca,c		273,634	4,774,913
CNO Financial Group, Inc., 5.125%, due 11/25/60[a]		41,901	661,617
Enstar Group Ltd., 7.00% to 9/1/28, Series Da,b,c		347,720	7,962,788
Equitable Holdings, Inc., 5.25%, Series Aa,c		213,915	4,592,755
Kemper Corp., 5.875% to 3/15/27, due 3/15/62[a,b]		89,171	1,721,000
Lincoln National Corp., 9.00%, Series Da,c		226,466	5,971,909
Prudential Financial, Inc., 5.95%, due 9/1/62[a]		123,769	3,168,486
Reinsurance Group of America, Inc., 7.125% to 10/15/27, due 10/15/52[a,b]		363,200	9,534,000
SiriusPoint Ltd., 8.00% to 2/26/26, Series B (Bermuda)[b,c]		163,534	3,666,432

			77,959,717

PIPELINES	2.3%
Enbridge, Inc., 5.949% to 6/1/23, Series 1 (Canada)[a,b,c]		100,000	2,284,000
Enbridge, Inc., 2.983% to 9/1/25, Series 15 (Canada)[a,b,c]		300,000	3,210,687
Enbridge, Inc., 4.449% to 3/1/24, Series 7 (Canada)[a,b,c]		55,500	665,664
Energy Transfer LP, 7.625% to 8/15/23, Series Da,b,c		159,171	3,738,927
Energy Transfer LP, 7.60% to 5/15/24, Series Ea,b,c		531,349	12,284,789
TC Energy Corp., 3.762% to 10/30/24, Series 9 (Canada)[a,b,c]		200,000	2,251,172

			24,435,239

REAL ESTATE	2.2%
Arbor Realty Trust, Inc., 6.375%, Series Dc		175,000	3,136,000
Brookfield Property Preferred LP, 6.25%, due 7/26/81[a]		421,085	6,324,697
Chatham Lodging Trust, 6.625%, Series Ac		85,000	1,853,850
DigitalBridge Group, Inc., 7.125%, Series Hc		208,835	4,331,238
DigitalBridge Group, Inc., 7.125%, Series Jc		162,502	3,352,416
Pebblebrook Hotel Trust, 6.375%, Series Gc		162,520	3,104,132
Vornado Realty Trust, 5.25%, Series Na,c		100,000	1,217,000

			23,319,333

TELECOMMUNICATIONS	1.2%
Telephone and Data Systems, Inc., 6.625%, Series UUa,c		69,279	1,037,107
Telephone and Data Systems, Inc., 6.00%, Series VVa,c		357,443	4,800,459
United States Cellular Corp., 5.50%, due 3/1/70[a]		217,168	3,285,752
United States Cellular Corp., 5.50%, due 6/1/70[a]		178,632	2,724,138

			11,847,456

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2023 (Unaudited)

		Shares	Value
UTILITIES	3.8%
BIP Bermuda Holdings I Ltd., 5.125% (Canada)[a,c]		47,070	$809,604
Brookfield BRP Holdings Canada, Inc., 4.625% (Canada)[a,c]		208,034	3,353,508
Brookfield BRP Holdings Canada, Inc., 4.875% (Canada)[a,c]		168,056	2,720,827
Brookfield Infrastructure Finance ULC, 5.00%, due 5/24/81 (Canada)[a]		214,600	3,703,996
CMS Energy Corp., 5.875%, due 10/15/78[a]		80,000	1,989,600
NiSource, Inc., 6.50% to 3/15/24, Series Ba,b,c		387,313	9,663,459
SCE Trust V, 5.45% to 3/15/26, Series K (TruPS)[a,b,c]		462,414	10,302,584
SCE Trust VI, 5.00% (TruPS)[a,c]		383,601	7,591,464

			40,135,042

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED (Identified cost—$378,934,584)			321,439,388

		Principal Amount
PREFERRED SECURITIES—OVER‑THE‑COUNTER	119.8%
BANKING	75.9%
Abanca Corp. Bancaria SA, 6.00% to 1/20/26 (Spain)[b,c,d,e]		$4,000,000	3,631,780
Abanca Corp. Bancaria SA, 7.50% to 10/2/23 (Spain)[b,c,d,e]		3,600,000	3,662,406
Banco BPM SpA, 7.00% to 4/12/27 (Italy)[b,c,d,e]		1,800,000	1,744,111
Banco de Sabadell SA, 5.75% to 3/15/26 (Spain)[b,c,d,e]		1,000,000	886,962
Banco de Sabadell SA, 9.375% to 7/18/28 (Spain)[b,c,d,e]		4,000,000	4,099,070
Banco Mercantil del Norte SA/Grand Cayman, 6.625% to 1/24/32, 144A (Mexico)[b,c,e,f]		1,000,000	811,000
Bank of America Corp., 5.875% to 3/15/28, Series FFa,b,c		12,511,000	11,338,094
Bank of America Corp., 6.10% to 3/17/25, Series AAa,b,c		32,500,000	31,971,875
Bank of America Corp., 6.125% to 4/27/27, Series TTa,b,c		3,400,000	3,305,012
Bank of America Corp., 6.25% to 9/5/24, Series Xa,b,c		25,520,000	25,012,152
Bank of America Corp., 6.30% to 3/10/26, Series DDa,b,c		3,585,000	3,628,205
Bank of America Corp., 6.50% to 10/23/24, Series Za,b,c		9,223,000	9,217,651
Bank of Ireland Group PLC, 7.50% to 5/19/25 (Ireland)[a,b,c,d,e]		8,675,000	9,371,296
Bank of Nova Scotia/The, 8.625% to 10/27/27, due 10/27/82 (Canada)[a,b]		10,650,000	10,927,453

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2023 (Unaudited)

	Principal Amount	Value
Barclays Bank PLC, 6.278% to 12/15/34 (United Kingdom)[b,c]	$6,720,000	$6,439,091
Barclays PLC, 6.125% to 12/15/25 (United Kingdom)[a,b,c,e]	2,000,000	1,720,300
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)[a,b,c,e]	11,000,000	10,173,900
Barclays PLC, 8.00% to 3/15/29 (United Kingdom)[a,b,c,e]	17,600,000	15,459,840
Barclays PLC, 8.875% to 9/15/27 (United Kingdom)[b,c,d,e]	8,200,000	9,501,906
Barclays PLC, 9.25% to 9/15/28 (United Kingdom)[b,c,e]	2,400,000	2,728,024
BNP Paribas SA, 7.375% to 8/19/25, 144A (France)[b,c,e,f]	4,000,000	3,855,482
BNP Paribas SA, 7.375% to 6/11/30 (France)[b,c,d,e]	1,600,000	1,694,797
BNP Paribas SA, 7.75% to 8/16/29, 144A (France)[b,c,e,f]	23,000,000	22,022,500
BNP Paribas SA, 9.25% to 11/17/27, 144A (France)[b,c,e,f]	9,400,000	9,690,460
CaixaBank SA, 8.25% to 3/13/29 (Spain)[b,c,d,e]	6,600,000	6,983,910
Capital One Financial Corp., 3.95% to 9/1/26, Series Mb,c	1,631,000	1,207,165
Charles Schwab Corp./The, 4.00% to 12/1/30, Series Hb,c	8,735,000	6,725,950
Charles Schwab Corp./The, 4.00% to 6/1/26, Series Ia,b,c	30,647,000	25,744,093
Charles Schwab Corp./The, 5.375% to 6/1/25, Series Ga,b,c	46,130,000	44,140,644
Citigroup, Inc., 3.875% to 2/18/26[b,c]	4,370,000	3,741,812
Citigroup, Inc., 4.00% to 12/10/25, Series Wb,c	2,919,000	2,550,038
Citigroup, Inc., 5.95% to 5/15/25, Series Pb,c	22,150,000	20,793,704
Citigroup, Inc., 6.25% to 8/15/26, Series Tb,c	26,476,000	26,033,057
Citigroup, Inc., 7.375% to 5/15/28[b,c]	9,070,000	8,979,300
Citigroup, Inc., 9.341% (3 Month US LIBOR + 4.068%), Series 0[c,g]	20,189,000	20,178,905
Citizens Financial Group, Inc., 5.65% to 10/6/25, Series Fb,c	10,202,000	9,260,369
CoBank ACB, 6.45% to 10/1/27, Series Ka,b,c	6,590,000	6,227,037
Comerica, Inc., 5.625% to 7/1/25[b,c]	3,741,000	3,167,035
Commerzbank AG, 7.00% to 4/9/25 (Germany)[b,c,d,e]	5,000,000	4,413,125
Credit Agricole SA, 4.75% to 3/23/29, 144A (France)[b,c,e,f]	1,000,000	771,500
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)[a,b,c,e,f]	4,600,000	4,425,430
Credit Agricole SA, 7.25% to 9/23/28, Series EMTN (France)[a,b,c,d,e]	800,000	862,847

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2023 (Unaudited)

	Principal Amount		Value
Credit Agricole SA, 7.875% to 1/23/24, 144A (France)[a,b,c,e,f]	$2,800,000		$2,759,750
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)[a,b,c,e,f]	4,460,000		4,439,488
Credit Suisse Group AG, 6.375% to 8/21/26, 144A Claim (Switzerland)[b,c,e,f,h,i]	2,200,000		82,500
Credit Suisse Group AG, 7.25% to 9/12/25, 144A Claim (Switzerland)[b,c,e,f,h,i]	5,200,000		195,000
Credit Suisse Group AG, 7.50% to 7/17/23, 144A Claim (Switzerland)[b,c,e,f,h,i]	12,400,000		465,000
Deutsche Bank AG, 6.00% to 10/30/25, Series 2020 (Germany)[b,c,e]	4,400,000		3,299,560
Deutsche Bank AG, 7.079% to 11/10/32, due 2/10/34 (Germany)[b]	4,600,000		4,307,634
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)[b,c,e]	9,400,000		7,748,232
Deutsche Bank AG, 10.00% to 12/1/27 (Germany)[b,c,d,e]	7,000,000		7,250,150
Farm Credit Bank of Texas, 6.75% to 9/15/23, 144Ab,c,f	7,000	†	685,125
Goldman Sachs Group, Inc./The, 3.65% to 8/10/26, Series Ub,c	3,284,000		2,690,827
Goldman Sachs Group, Inc./The, 5.50% to 8/10/24, Series Qb,c	5,597,000		5,421,363
HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30, 144A (United Kingdom)[b,c,f]	12,910,000		15,809,222
HSBC Holdings PLC, 8.00% to 3/7/28 (United Kingdom)[a,b,c,e]	7,400,000		7,363,000
Huntington Bancshares, Inc./OH., 5.625% to 7/15/30, Series Fb,c	7,141,000		6,405,649
ING Groep N.V., 4.875% to 5/16/29 (Netherlands)[b,c,d,e]	1,200,000		914,411
ING Groep N.V., 7.50% to 5/16/28 (Netherlands)[b,c,d,e]	8,000,000		7,315,000
Intesa Sanpaolo SpA, 7.70% to 9/17/25, 144A (Italy)[b,c,e,f]	8,800,000		8,028,898
JPMorgan Chase & Co., 6.00% to 8/1/23, Series Ra,b,c	2,331,000		2,315,849
JPMorgan Chase & Co., 6.10% to 10/1/24, Series Xa,b,c	6,200,000		6,138,589
JPMorgan Chase & Co., 6.125% to 4/30/24, Series Ua,b,c	14,592,000		14,482,560
JPMorgan Chase & Co., 6.75% to 2/1/24, Series Sa,b,c	46,075,000		46,048,507
Julius Baer Group Ltd., 6.875% to 6/9/27 (Switzerland)[a,b,c,d,e]	2,400,000		2,057,465
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)[b,c,e]	8,600,000		8,282,574
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)[b,c,e]	4,000,000		3,802,360
Lloyds Banking Group PLC, 8.00% to 9/27/29 (United Kingdom)[b,c,e]	8,000,000		7,336,000

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2023 (Unaudited)

	Principal Amount	Value
M&T Bank Corp., 6.45% to 2/15/24, Series Eb,c	$8,864,000	$8,044,080
Natwest Group PLC, 6.00% to 12/29/25 (United Kingdom)[b,c,e]	2,000,000	1,879,800
Natwest Group PLC, 8.00% to 8/10/25 (United Kingdom)[b,c,e]	11,200,000	11,101,048
PNC Financial Services Group, Inc./The, 6.00% to 5/15/27, Series Ua,b,c	2,502,000	2,326,860
PNC Financial Services Group, Inc./The, 6.20% to 9/15/27, Series Va,b,c	8,276,000	7,814,262
PNC Financial Services Group, Inc./The, 6.25% to 3/15/30, Series Wa,b,c	9,155,000	8,413,445
PNC Financial Services Group, Inc./The, 8.977% (3 Month US LIBOR + 3.678%), Series O (FRN)[a,c,g]	22,347,000	22,312,346
Regions Financial Corp., 5.75% to 6/15/25, Series Db,c	10,429,000	9,884,038
Skandinaviska Enskilda Banken AB, 6.875% to 6/30/27 (Sweden)[a,b,c,d,e]	3,600,000	3,339,000
Societe Generale SA, 5.375% to 11/18/30, 144A (France)[b,c,e,f]	1,200,000	843,000
Societe Generale SA, 6.75% to 4/6/28, 144A (France)[b,c,e,f]	6,800,000	5,336,912
Societe Generale SA, 7.875% to 12/18/23, 144A (France)[b,c,e,f]	1,894,000	1,814,263
Societe Generale SA, 7.875% to 1/18/29, Series EMTN (France)[b,c,d,e]	1,700,000	1,698,378
Societe Generale SA, 8.00% to 9/29/25, 144A (France)[b,c,e,f]	4,400,000	4,109,028
Societe Generale SA, 9.375% to 11/22/27, 144A (France)[b,c,e,f]	6,200,000	5,901,780
Swedbank AB, 7.625% to 3/17/28 (Sweden)[b,c,d,e]	2,400,000	2,245,099
Toronto-Dominion Bank/The, 8.125% to 10/31/27, due 10/31/82 (Canada)[a,b]	13,575,000	13,860,482
Truist Financial Corp., 4.80% to 9/1/24, Series Na,b,c	4,000,000	3,485,000
Truist Financial Corp., 4.95% to 9/1/25, Series Pa,b,c	7,950,000	7,489,695
Truist Financial Corp., 5.10% to 3/1/30, Series Qa,b,c	10,787,000	9,568,743
Truist Financial Corp., 5.125% to 12/15/27, Series Ma,b,c	2,239,000	1,845,384
UBS Group AG, 6.875% to 8/7/25 (Switzerland)[b,c,d,e]	6,800,000	6,162,500
UBS Group AG, 7.00% to 2/19/25 (Switzerland)[b,c,d,e]	4,400,000	4,181,558

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2023 (Unaudited)

		Principal Amount	Value
UBS Group AG, 7.00% to 1/31/24, 144A (Switzerland)[b,c,e,f]		$2,800,000	$2,632,000
UniCredit SpA, 8.00% to 6/3/24 (Italy)[b,c,d,e]		8,570,000	8,320,896
US Bancorp, 3.70% to 1/15/27, Series Nb,c		6,495,000	5,017,387
US Bancorp, 5.30% to 4/15/27, Series Ja,b,c		6,162,000	5,237,700
Virgin Money UK PLC, 8.25% to 6/17/27 (United Kingdom)[b,c,d,e]		1,600,000	1,731,802
Wells Fargo & Co., 3.90% to 3/15/26, Series BBb,c		27,600,000	24,034,563
Wells Fargo & Co., 5.875% to 6/15/25, Series Ub,c		32,785,000	32,152,905

			797,527,955

ENERGY	2.4%
BP Capital Markets PLC, 3.625% to 3/22/29 (United Kingdom)[a,b,c,d]		8,000,000	7,641,821
BP Capital Markets PLC, 4.375% to 6/22/25 (United Kingdom)[a,b,c]		4,000,000	3,847,246
BP Capital Markets PLC, 4.875% to 3/22/30 (United Kingdom)[a,b,c]		14,495,000	13,363,013

			24,852,080

FINANCIAL SERVICES	3.5%
Aircastle Ltd., 5.25% to 6/15/26, Series A, 144Ab,c,f		2,920,000	2,133,402
Ally Financial, Inc., 4.70% to 5/15/28, Series Cb,c		8,352,000	5,888,160
American Express Co., 3.55% to 9/15/26[b,c]		3,381,000	2,849,099
Ares Finance Co. III LLC, 4.125% to 6/30/26, due 6/30/51, 144Ab,f		3,950,000	3,005,037
Discover Financial Services, 5.50% to 10/30/27, Series Cb,c		8,776,000	6,702,670
Discover Financial Services, 6.125% to 6/23/25, Series Db,c		13,394,000	12,713,334
ILFC E‑Capital Trust II, 6.798% (30 Year CMT + 1.80%), due 12/21/65, 144A (FRN) (TruPS)[f,g]		5,352,000	3,498,870

			36,790,572

FOOD PRODUCTS	0.4%
Land O’ Lakes, Inc., 7.00%, 144Ac,f		3,600,000	3,076,236
Land O’ Lakes, Inc., 7.25%, 144Ac,f		1,600,000	1,384,000

			4,460,236

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2023 (Unaudited)

		Principal Amount	Value
INSURANCE	18.4%
Argentum Netherlands BV for Swiss Re Ltd., 5.625% to 8/15/27, due 8/15/52 (Switzerland)[a,b,d]		$10,900,000	$10,239,569
Athora Netherlands NV, 7.00% to 6/19/25 (Netherlands)[b,c,d,e]		5,030,000	5,279,121
CNP Assurances, 5.25% to 1/18/33, due 7/18/53, Series EMTN (France)[a,b,d]		7,700,000	8,092,092
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52, 144Aa,b,f		11,695,000	10,610,108
Dai‑ichi Life Insurance Co., Ltd./The, 5.10% to 10/28/24, 144A (Japan)[a,b,c,f]		2,000,000	1,968,230
Enstar Finance LLC, 5.50% to 1/15/27, due 1/15/42[b]		5,970,000	4,306,022
Enstar Finance LLC, 5.75% to 9/1/25, due 9/1/40[b]		6,300,000	5,289,513
Fukoku Mutual Life Insurance Co., 6.50% to 9/19/23 (Japan)[a,b,c,d]		14,830,000	14,817,395
Global Atlantic Fin Co., 4.70% to 7/15/26, due 10/15/51, 144Ab,f		7,910,000	6,331,311
La Mondiale SAM, 5.05% to 12/17/25 (France)[a,b,c,d]		2,000,000	2,170,259
Lancashire Holdings Ltd., 5.625% to 3/18/31, due 9/18/41 (United Kingdom)[b,d]		8,000,000	6,639,264
Liberty Mutual Group, Inc., 4.125% to 9/15/26, due 12/15/51, 144Ab,f		2,023,000	1,634,008
Lincoln National Corp., 9.25% to 12/1/27, Series Ca,b,c		2,797,000	2,821,474
Markel Corp., 6.00% to 6/1/25[b,c]		8,007,000	7,789,830
MetLife Capital Trust IV, 7.875%, due 12/15/67, 144A (TruPS)[a,f]		4,800,000	5,075,141
MetLife, Inc., 9.25%, due 4/8/38, 144Aa,f		2,500,000	2,947,163
Nippon Life Insurance Co., 5.10% to 10/16/24, due 10/16/44, 144A (Japan)[a,b,f]		6,100,000	5,991,664
Pension Insurance Corp. PLC, 7.375% to 7/25/29 (United Kingdom)[b,c,e]		6,032,000	6,732,777
Phoenix Group Holdings PLC, 5.625% to 1/29/25 (United Kingdom)[b,c,d,e]		3,400,000	2,940,490
Prudential Financial, Inc., 5.20% to 3/15/24, due 3/15/44[a,b]		4,583,000	4,384,067
Prudential Financial, Inc., 5.625% to 6/15/23, due 6/15/43[a,b]		15,666,000	15,661,770
Prudential Financial, Inc., 6.00% to 6/1/32, due 9/1/52[a,b]		10,284,000	9,898,492

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2023 (Unaudited)

		Principal Amount	Value
Prudential Financial, Inc., 6.75% to 12/1/32, due 3/1/53[a,b]		$4,010,000	$4,028,426
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (Australia)[a,b,d]		2,000,000	1,923,197
QBE Insurance Group Ltd., 5.875% to 5/12/25, 144A (Australia)[a,b,c,f]		6,365,000	6,025,647
Rothesay Life PLC, 4.875% to 4/13/27, Series NC6 (United Kingdom)[b,c,d,e]		5,800,000	4,385,397
SBL Holdings, Inc., 6.50% to 11/13/26, 144Ab,c,f		8,120,000	4,747,683
SBL Holdings, Inc., 7.00% to 5/13/25, 144Ab,c,f		7,813,000	5,078,450
Swiss Re Finance Luxembourg SA, 5.00% to 4/2/29, due 4/2/49, 144A (Switzerland)[a,b,f]		2,000,000	1,915,330
UnipolSai Assicurazioni SpA, 5.75% to 6/18/24, Series EMTN (Italy)[b,c,d]		5,869,000	6,374,012
Voya Financial, Inc., 5.65% to 5/15/23, due 5/15/53[b]		3,000,000	3,000,463
Voya Financial, Inc., 6.125% to 9/15/23, Series Ab,c		5,300,000	5,118,104
Zurich Finance Ireland Designated Activity Co., 3.00% to 1/19/31, due 4/19/51, Series EMTN (Switzerland)[b,d]		11,600,000	9,106,000

			193,322,469

PIPELINES	6.8%
Enbridge, Inc., 5.75% to 4/15/30, due 7/15/80, Series 20‑A (Canada)[a,b]		19,852,000	18,206,508
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16‑A (Canada)[a,b]		2,421,000	2,264,442
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)[a,b]		8,605,000	7,777,333
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)[a,b]		4,812,000	4,775,910
Enbridge, Inc., 7.625% to 10/15/32, due 1/15/83 (Canada)[a,b]		10,208,000	10,423,200
Energy Transfer LP, 6.50% to 11/15/26, Series Hb,c		6,600,000	5,857,500
Energy Transfer LP, 7.125% to 5/15/30, Series Gb,c		13,650,000	11,534,250
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)[a,b]		4,052,000	3,448,445
Transcanada Trust, 5.60% to 12/7/31, due 3/7/82 (Canada)[a,b]		8,885,000	7,523,726

			71,811,314

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2023 (Unaudited)

		Principal Amount	Value
REAL ESTATE	0.9%
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80, 144A (Australia)[a,b,f]		$11,600,000	$9,804,716

TELECOMMUNICATIONS	0.9%
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)[b]		5,280,000	4,277,117
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)[b]		4,875,000	5,005,113

			9,282,230

UTILITIES	10.6%
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)[b]		10,622,000	8,602,629
CenterPoint Energy, Inc., 6.125% to 9/1/23, Series Ab,c		4,518,000	4,306,219
Dominion Energy, Inc., 4.35% to 1/15/27, Series Cb,c		17,640,000	14,905,800
Edison International, 5.00% to 12/15/26, Series Bb,c		5,197,000	4,455,468
Electricite de France SA, 5.375% to 1/29/25, Series EMTN (France)[b,c,d]		6,000,000	6,361,425
Electricite de France SA, 5.625% to 1/22/24, 144A (France)[a,b,c,f]		2,000,000	1,933,372
Electricite de France SA, 6.00% to 1/29/26, Series EMTN (France)[b,c,d]		13,400,000	15,052,672
Electricite de France SA, 7.50% to 9/6/28, Series EMTN (France)[b,c,d]		5,200,000	5,612,420
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16‑A (Canada)[b]		19,575,000	18,716,887
Enel SpA, 6.625% to 4/16/31, Series EMTN (Italy)[a,b,c,d]		4,600,000	5,100,320
NextEra Energy Capital Holdings, Inc., 3.80% to 3/15/27, due 3/15/82[a,b]		1,250,000	1,043,356
Sempra Energy, 4.125% to 1/1/27, due 4/1/52[a,b]		8,400,000	6,817,582
Sempra Energy, 4.875% to 10/15/25[b,c]		9,555,000	9,009,050
Southern California Edison Co., 9.498% (3 Month US LIBOR + 4.199%), Series E (FRN)[c,g]		9,175,000	9,083,250

			111,000,450

TOTAL PREFERRED SECURITIES—OVER-THE-COUNTER (Identified cost—$1,402,026,540)			1,258,852,022

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2023 (Unaudited)

		Principal Amount	Value
CORPORATE BONDS	1.1%
BANKING	0.3%
Comerica, Inc., 4.00%, due 2/1/29[a]		$4,080,000	$3,492,555

INSURANCE	0.1%
SBL Holdings, Inc., 5.00%, due 2/18/31, 144Aa,f		720,000	599,852

UTILITIES	0.7%
Enel Finance America LLC, 7.10%, due 10/14/27, 144A (Italy)[a,f]		2,000,000	2,147,757
Enel Finance International NV, 7.50%, due 10/14/32, 144A (Italy)[a,f]		1,600,000	1,792,270
Southern Co./The, 5.113%, due 8/1/27, 5.113%5.113%[a]		3,920,000	3,955,151

			7,895,178

TOTAL CORPORATE BONDS (Identified cost—$11,351,096)			11,987,585

		Number of Shares
SHORT-TERM INVESTMENTS	3.0%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 4.68%[j]		31,905,711	31,905,711

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$31,905,711)			31,905,711

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$1,824,217,931)	154.5%		1,624,184,706
LIABILITIES IN EXCESS OF OTHER ASSETS	(54.5)		(572,876,942)

NET ASSETS (Equivalent to $19.02 per share based on 55,273,457 shares of common stock outstanding)	100.0%		$1,051,307,764

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2023 (Unaudited)

Centrally Cleared Interest Rate Swap Contracts

	Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets monthly)		Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
	$70,000,000	0.930%	Monthly	5.010%[k]		Monthly	7/15/23	$744,026	$—	$744,026
	125,000,000	0.270%	Monthly	4.948%[k]		Monthly	7/20/23	1,540,676	—	1,540,676
	125,000,000	0.360%	Monthly	4.591%[k]		Monthly	7/20/23	1,498,520	—	1,498,520
	160,000,000	0.464%	Monthly	4.840%[k]		Monthly	7/20/23	1,888,058	—	1,888,058
	35,000,000	0.249%	Monthly	5.010%[k]		Monthly	7/20/23	414,437	—	414,437
	35,000,000	0.349%	Monthly	5.080%[k]		Monthly	7/20/23	425,789	—	425,789
	125,000,000	0.270%	Monthly	USD‑SOFR‑OIS	I	Monthly	12/20/24	6,800,224	26,042	6,826,266
	35,000,000	0.249%	Monthly	USD‑SOFR‑OIS	I	Monthly	12/20/24	1,914,009	6,761	1,920,770
	125,000,000	0.360%	Monthly	USD‑SOFR‑OIS	I	Monthly	12/20/25	9,712,160	30,444	9,742,604
	35,000,000	0.349%	Monthly	USD‑SOFR‑OIS	I	Monthly	12/20/25	2,728,166	7,061	2,735,227
	160,000,000	0.464%	Monthly	USD‑SOFR‑OIS	I	Monthly	12/20/26	15,515,351	39,906	15,555,257
	70,000,000	0.930%	Monthly	USD‑SOFR‑OIS	I	Monthly	9/15/27	6,657,598	17,035	6,674,633
GBP	28,000,000	0.900%	Monthly	4.179%	[m]	Monthly	9/15/27	4,396,852	—	4,396,852

								$54,235,866	$127,249	$54,363,115

Over-the-Counter Total Return Swap Contracts

Counterparty		Notional Amount	Fixed Payable Rate	Fixed Payment Frequency	Underlying Reference Entity	Position	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
BNP Paribas		$6,808,764	0.25%	Monthly	BNPXCHY5 Index[n]	Short	5/15/24	$(25,305)	$(6,809)	$(32,114)
BNP Paribas	EUR	6,216,070	0.30%	Monthly	BNPXCEX5 IndexO	Short	5/15/24	(20,027)	(7,538)	(27,565)

								$(45,332)	$(14,347)	$(59,679)

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2023 (Unaudited)

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	CAD	8,097,775	USD	5,988,761	5/3/23	$11,676
Brown Brothers Harriman	EUR	77,120,950	USD	83,963,121	5/3/23	(1,016,489)
Brown Brothers Harriman	EUR	3,658,374	USD	4,029,955	5/3/23	(1,209)
Brown Brothers Harriman	GBP	1,444,702	USD	1,816,525	5/3/23	895
Brown Brothers Harriman	USD	5,974,057	CAD	8,097,775	5/3/23	3,027
Brown Brothers Harriman	USD	89,086,670	EUR	80,779,324	5/3/23	(75,896)
Brown Brothers Harriman	USD	1,787,487	GBP	1,444,702	5/3/23	28,143
Brown Brothers Harriman	CAD	8,329,875	USD	6,148,408	6/2/23	(3,569)
Brown Brothers Harriman	EUR	82,160,242	USD	90,759,133	6/2/23	70,246
Brown Brothers Harriman	USD	706,337	GBP	561,427	6/2/23	(300)
						$(983,476)

Glossary of Portfolio Abbreviations

CAD	Canadian Dollar
CME	Chicago Mercantile Exchange
CMT	Constant Maturity Treasury
EMTN	Euro Medium Term Note
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
OIS	Overnight Indexed Swap
SOFR	Secured Overnight Financing Rate
TruPS	Trust Preferred Securities
USD	United States Dollar

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2023 (Unaudited)

Note: Percentages indicated are based on the net assets of the Fund.
†	Represents shares.
[a]	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $860,003,082 in aggregate has been pledged as collateral.
[b]	Security converts to floating rate after the indicated fixed-rate coupon period.
[c]	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
[d]
Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $203,803,923 which represents 19.4% of the net assets of the Fund, of which 0.1% are illiquid.

[e]
Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $270,484,883 which represents 25.7% of the net assets of the Fund (16.4% of the managed assets of the Fund).

[f]
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $176,378,585 which represents 16.8% of the net assets of the Fund, of which 0.1% are illiquid.

[g]	Variable rate. Rate shown is in effect at April 30, 2023.
[h]	Security is in default.
[i]	Non‑income producing security.
[j]	Rate quoted represents the annualized seven‑day yield.
[k]	Based on 1‑Month LIBOR. Represents rates in effect at April 30, 2023.
[l]	Represents a forward-starting interest rate swap contract with interest receipts and payments commencing on July 15, 2023 and July 20, 2023 (effective dates).
[m]	Based on 1‑Month GBP SONIA. Represents rates in effect at April 30, 2023.
[n]	The index intends to track the performance of the CDX.NA HY.
[o]	The index intends to track the performance of the iTraxx Crossover CDS.

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2023 (Unaudited)

Country Summary	% of Managed Assets
United States	61.0
United Kingdom	9.6
Canada	7.6
France	6.6
Switzerland	2.2
Italy	2.0
Germany	1.6
Japan	1.4
Spain	1.2
Australia	1.1
Netherlands	0.8
Ireland	0.6
Other (includes short-term investments)	4.3

100.0

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2023 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$1,824,217,931)	$1,624,184,706
Cash	437,764
Cash collateral pledged for interest rate swap contracts	11,286,243
Foreign currency, at value (Identified cost—$1,017,015)	1,032,171
Receivable for:
Dividends and interest	21,363,018
Investment securities sold	1,176,045
Unrealized appreciation on forward foreign currency exchange contracts	113,987
Other assets	178,799

Total Assets	1,659,772,733

LIABILITIES:
Total return swap contracts, at value (Premiums paid—$14,347)	45,332
Unrealized depreciation on forward foreign currency exchange contracts	1,097,463
Payable for:
Credit agreement	601,472,760
Interest expense	2,780,870
Investment management fees	1,353,853
Dividends and distributions declared	964,894
Variation margin on interest rate swap contracts	405,572
Administration fees	81,231
Trustees’ fees	2,539
Other liabilities	260,455

Total Liabilities	608,464,969

NET ASSETS	$1,051,307,764

NET ASSETS consist of:
Paid‑in capital	$1,361,007,115
Total distributable earnings/(accumulated loss)	(309,699,351)

$1,051,307,764

NET ASSET VALUE PER SHARE:
($1,051,307,764 ÷ 55,273,457 shares outstanding)	$19.02

MARKET PRICE PER SHARE	$17.12

MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER SHARE	(9.99)

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

STATEMENT OF OPERATIONS
For the Six Months Ended April 30, 2023 (Unaudited)

Investment Income:
Interest income	$35,471,692
Dividend income (net of $54,337 of foreign withholding tax)	14,422,099

Total Investment Income	49,893,791

Expenses:
Interest expense	16,957,796
Investment management fees	8,855,250
Administration fees	601,487
Professional fees	56,200
Shareholder reporting expenses	43,246
Trustees’ fees and expenses	22,351
Custodian fees and expenses	18,388
Transfer agent fees and expenses	9,540
Miscellaneous	37,765

Total Expenses	26,602,023

Net Investment Income (Loss)	23,291,768

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	(79,264,538)
Swap contracts	11,111,295
Forward foreign currency exchange contracts	(6,063,384)
Foreign currency transactions	(187,709)

Net realized gain (loss)	(74,404,336)

Net change in unrealized appreciation (depreciation) on:
Investments in securities	57,719,206
Swap contracts	(16,581,397)
Forward foreign currency exchange contracts	(89,254)
Foreign currency translations	(3,355,450)

Net change in unrealized appreciation (depreciation)	37,693,105

Net Realized and Unrealized Gain (Loss)	(36,711,231)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(13,419,463)

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended April 30, 2023	For the Year Ended October 31, 2022
Change in Net Assets:
From Operations:
Net investment income (loss)	$23,291,768	$57,271,832
Net realized gain (loss)	(74,404,336)	(40,378,416)
Net change in unrealized appreciation (depreciation)	37,693,105	(247,280,096)

Net increase (decrease) in net assets resulting from operations	(13,419,463)	(230,386,680)

Distributions to shareholders	(43,997,672)	(89,607,854)
Tax return of capital to shareholders	—	(4,743,937)

Total distributions	(43,997,672)	(94,351,791)

Total increase (decrease) in net assets	(57,417,135)	(324,738,471)
Net Assets:
Beginning of period	1,108,724,899	1,433,463,370

End of period	$1,051,307,764	$1,108,724,899

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

STATEMENT OF CASH FLOWS
For the Six Months Ended April 30, 2023 (Unaudited)

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations	$(13,419,463)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(313,316,754)
Proceeds from sales and maturities of long-term investments	394,678,737
Net purchases, sales and maturities of short-term investments	25,967,807
Net amortization of premium on investments in securities	8,601,140
Net increase in dividends and interest receivable and other assets	(190,380)
Net decrease in payable for cash collateral received for over‑the‑counter option contracts	(260,000)
Net increase in interest expense payable, accrued expenses and other liabilities	51,964
Net increase in payable for variation margin on interest rate swap contracts	1,506,571
Net change in unrealized appreciation on investments in securities	(57,719,206)
Net change in unrealized depreciation on swap contracts	45,332
Net change in unrealized depreciation on forward foreign currency exchange contracts	89,254
Net realized loss on investments in securities	79,264,538

Cash provided by operating activities	125,299,540

Cash Flows from Financing Activities:
Net decrease in payable for revolving credit agreement	(81,371,624)
Dividends and distributions paid	(44,040,859)

Cash used for financing activities	(125,412,483)

Increase (decrease) in cash and restricted cash	(112,943)
Cash and restricted cash at beginning of period (including foreign currency)	12,869,121

Cash and restricted cash at end of period (including foreign currency)	$12,756,178

Supplemental Disclosure of Cash Flow Information:
For the six months ended April 30, 2023, interest paid was $16,401,179.

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

STATEMENT OF CASH FLOWS—(Continued)
For the Six Months Ended April 30, 2023 (Unaudited)

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

Cash	$437,764
Restricted cash	11,286,243
Foreign currency	1,032,171

Total cash and restricted cash shown on the Statement of Cash Flows	$12,756,178

Restricted cash consists of cash that has been pledged to cover the Fund’s collateral or margin obligations under derivative contracts. It is reported on the Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts.

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

FINANCIAL HIGHLIGHTS (Unaudited)
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended April 30, 2023	For the Year Ended October 31,		For the Period October 28, 2020[a] through October 31, 2020
Per Share Operating Data:		2022	2021
Net asset value, beginning of period	$20.06	$25.93	$24.99	$25.00

Income (loss) from investment operations:

Net investment income (loss)[b]	0.42	1.04	1.02	(0.01)
Net realized and unrealized gain (loss)	(0.66)	(5.20)	1.35	(0.00)[c]

Total from investment operations	(0.24)	(4.16)	2.37	(0.01)

Less dividends and distributions to shareholders from:

Net investment income	(0.80)	(1.51)	(1.42)	—
Net realized gain	—	(0.11)	(0.01)	—
Tax return of capital	—	(0.09)	—	—

Total dividends and distributions to shareholders	(0.80)	(1.71)	(1.43)	—

Net increase (decrease) in net asset value	(1.04)	(5.87)	0.94	(0.01)

Net asset value, end of period	$19.02	$20.06	$25.93	$24.99

Market value, end of period	$17.12	$17.59	$24.97	$25.00

Total net asset value return[d]	–1.03%[e]	–16.09%	9.77%	–0.04%[e]

Total market value return[d]	1.59%[e]	–23.59%	5.66%	0.00%[e]

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended April 30, 2023	For the Year Ended October 31,		For the Period October 28, 2020[a] through October 31, 2020
Ratios/Supplemental Data:		2022	2021
Net assets, end of period (in millions)	$1,051.3	$1,108.7	$1,433.5	$1,249.6

Ratios to average daily net assets:

Expenses	4.78%[f]	2.71%	2.01%	1.24%[g]

Expenses (excluding interest expense)	1.73%[f]	1.67%	1.61%	1.24%[g]

Net investment income (loss)	4.19%[f]	4.52%	3.97%	(1.22)%[g]

Ratio of expenses to average daily managed assets[h]	3.00%[f]	1.75%	1.40%	1.24%[g]

Portfolio turnover rate	18%[e]	41%	47%	0%[e]

Revolving Credit Agreement

Asset coverage ratio for revolving credit agreement	275%	262%	308%	NA

Asset coverage per $1,000 for revolving credit agreement	$2,748	$2,624	$3,077	NA

Amount of loan outstanding (in millions)	$601.5	$682.8	$690.2	NA

[a]	Commencement of investment operations.
[b]	Calculation based on average shares outstanding.
[c]	Amount is less than $0.005.
[d]
Total net asset value return measures the change in net asset value per share over the year indicated. Total market value return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

[e]	Not annualized.
[f]	Annualized.
[g]	Ratios for periods less than one year are annualized. Certain professional, shareholder reporting and non‑recurring expenses incurred by the Fund are not annualized for periods less than one year.
[h]	Average daily managed assets represent net assets plus the outstanding balance of the revolving credit agreement.

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)
Note 1. Organization and Significant Accounting Policies
Cohen & Steers Tax‑Advantaged Preferred Securities and Income Fund, a Maryland statutory trust (the Fund), was organized on November 14, 2019, and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non‑diversified, closed‑end management statutory trust. The Fund’s primary investment objective is high current income. The Fund’s secondary investment objective is capital appreciation. Investment operations commenced on October 28, 2020.
The Fund has a limited term and intends to terminate as of the first business day following the twelfth anniversary of the effective date of the Fund’s initial registration statement, which the Fund expects to occur on or about October 27, 2032 (the Dissolution Date); provided that the Fund’s Board of Trustees may, by a vote of the majority of the Board of Trustees and seventy-five percent (75%) of the members of the Board of Trustees of who either (i) have been a member of the Board of Trustees for a period of at least thirty‑six months (or since the commencement of the Fund’s operations, if less than thirty‑six months) or (ii) were nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board of Trustees (a Board Action Vote), without shareholder approval, extend the Dissolution Date (i) once for up to one year, and (ii) once for up to an additional one year, to a date up to and including two years after the initial Dissolution Date, which later date shall then become the Dissolution Date.
As of a date within twelve months preceding the Dissolution Date, the Board of Trustees may, by a Board Action Vote, cause the Fund to conduct a tender offer to common shareholders to purchase 100% of the then outstanding common shares of the Fund at a price equal to the net asset value (NAV) per common share on the expiration date of the tender offer (an Eligible Tender Offer). In an Eligible Tender Offer, the Fund will offer to purchase all common shares held by each common shareholder; provided that if the number of properly tendered common shares would result in the Fund having aggregate net assets below $200 million (the Dissolution Threshold), the Eligible Tender Offer will be canceled, no common shares will be repurchased pursuant to the Eligible Tender Offer, and the Fund will terminate as otherwise scheduled. Following the completion of an Eligible Tender Offer, the Board of Trustees may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval and cause the Fund to have a perpetual existence.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

available, at the bid price. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued based upon prices provided by a third-party pricing service. Over‑the‑counter (OTC) option and total return swap contracts are valued based upon prices provided by a third-party pricing service or counterparty.
Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non‑U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Trustees.
Readily marketable securities traded in the over‑the‑counter (OTC) market, including listed securities whose primary market is believed by the investment manager to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Trustees, to reflect the fair value of such securities.
Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Trustees, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.
Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open‑end mutual funds are valued at NAV.
The policies and procedures approved by the Fund’s Board of Trustees delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Trustees. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Trustees. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.
The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following is a summary of the inputs used as of April 30, 2023 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Preferred Securities— Exchange-Traded	$321,439,388	$—	$—	$321,439,388
Preferred Securities—
Over-the-Counter	—	1,258,852,022	—	1,258,852,022
Corporate Bonds	—	11,987,585	—	11,987,585
Short-Term Investments	—	31,905,711	—	31,905,711

Total Investments in Securities[a]	$321,439,388	$1,302,745,318	$—	$1,624,184,706

Forward Foreign Currency Exchange Contracts	$—	$113,987	$—	$113,987
Interest Rate Swap Contracts	—	54,363,115	—	54,363,115

Total Derivative Assets[a]	$—	$54,477,102	$—	$54,477,102

Forward Foreign Currency Exchange Contracts	$—	$(1,097,463)	$—	$(1,097,463)
Total Return Swap Contracts	—	(45,332)	—	(45,332)

Total Derivative Liabilities[a]	$—	$(1,142,795)	$—	$(1,142,795)

[a]	Portfolio holdings are disclosed individually on the Schedule of Investments.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex‑dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex‑dividend date. Distributions from real estate investment trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any), currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.
Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non‑U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.
Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.
Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.
When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked‑to‑market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.
Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.
Binary Option Contracts: The Fund may write or purchase binary options, which are options in which the payout depends on whether the price of a particular asset will rise above or fall below a specified level. When the binary option expires the buyer receives either a pre‑determined amount of cash or nothing at all.
At April 30, 2023, the Fund did not have any binary option contracts outstanding.
Over-the-Counter Total Return Swap Contracts: In a total return swap, one party receives a periodic payment equal to the total return of a specified security, basket of securities, index, or other reference asset for a specified period of time. In return, the other party receives a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Fund bears the risk of loss in the event of nonperformance by the swap counterparty. Risks may also arise from unanticipated movements in the value of exchange rates, interest rates, securities, index, or other reference asset.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its revolving credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the revolving credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the revolving credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked‑to‑market daily and changes in the value are recorded as unrealized appreciation (depreciation).
Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts in the Statement of Assets and Liabilities. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, in the Statement of Assets and Liabilities, and amortized or accreted over the life of the swap and recorded as realized gain (loss) in the Statement of Operations. Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss) in the Statement of Operations.
Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.
Dividends and Distributions to Shareholders: The Fund makes regular monthly distributions pursuant to the Policy. Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are typically declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex‑dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s Reinvestment Plan, unless the shareholder has elected to have them paid in cash. Dividends from net investment income are subject to recharacterization for tax purposes.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Distributions Subsequent to April 30, 2023: The following distributions have been declared by the Fund’s Board of Trustees and are payable subsequent to the period end of this report.

Ex‑Date	Record Date	Payable Date	Amount
May 09, 2023	May 10, 2023	May 31, 2023	$0.134
June 13, 2023	June 14, 2023	June 30, 2023	$0.134
Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains. Accordingly, no provision for federal income or excise tax is necessary. Dividends and interest income from holdings in non‑U.S. securities are recorded net of non‑U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non‑U.S. jurisdictions in which it trades for the current tax year and has concluded that as of April 30, 2023, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the current tax year for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.
Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates
Investment Management Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day‑to‑day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Trustees.
For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 1.00% of the average daily managed assets of the Fund. Managed assets are equal to the Fund’s net assets, plus the principal amount of loans from financial institutions or debt securities issued by the Fund, the liquidation preference of preferred shares issued by the Fund, if any, and the proceeds of any reverse repurchase agreements entered into by the Fund, if any.
Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the average daily managed assets of the Fund. For the six months ended April 30, 2023, the Fund incurred $531,315 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co‑administrator under a fund accounting and administration agreement.
Trustees’ and Officers’ Fees: Certain trustees and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to trustees and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $6,154 for the six months ended April 30, 2023.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 3. Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments, for the six months ended April 30, 2023, totaled $303,075,867 and $391,898,613, respectively.
Note 4. Derivative Investments
The following tables present the value of derivatives held at April 30, 2023 and the effect of derivatives held during the six months ended April 30, 2023, along with the respective location in the financial statements.
Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Interest Rate Risk:
Interest Rate Swap Contracts[a]	—	—	Payable for variation margin on interest rate swap contracts	$54,363,115	[b]
Credit Risk:
Total Return Swap Contracts—Over‑the‑Counter	—	—	Total return swap contracts, at value	45,332
Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts[c]	Unrealized appreciation	113,987	Unrealized depreciation	1,097,463

[a]	Not subject to a master netting agreement or another similar arrangement.

[b]
Amount represents the cumulative appreciation on interest rate swap contracts as reported on the Schedule of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin payable to the broker.

[c]	Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting agreement or another similar arrangement.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Credit Risk:
Total Return Swap Contracts	Net Realized and Unrealized Gain (Loss)	$—	$(59,679)

Interest Rate Risk:
Interest Rate Swap Contracts	Net Realized and Unrealized Gain (Loss)	11,111,295	(16,521,718)
Purchased Option Contracts[a]	Net Realized and Unrealized Gain (Loss)	(428,588)	—

Foreign Currency Exchange Risk:
Purchased Option Contracts[a]	Net Realized and Unrealized Gain (Loss)	(313,760)	(55,872)
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	(6,063,384)	(89,254)

[a]	Purchased options are included in net realized gain (loss) and change in unrealized appreciation (depreciation) on investments in securities.
At April 30, 2023, the Fund’s derivative assets and liabilities (by type), which are subject to a master netting agreement, are as follows:

Derivative Financial Instruments	Assets	Liabilities
Credit Risk:
Total Return Swap Contracts	$—	$45,322
The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received and pledged by the Fund, if any, as of April 30, 2023:

Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivative Available for Offset	Collateral Received[a]	Net Amount of Derivative Assets[b]
BNP Paribas	$45,322	$—	$—	$45,322

[a]	Collateral received or pledged is limited to the net derivative asset or net derivative liability amounts. Actual collateral amounts received or pledged may be higher than amounts above.
[b]	Net amount represents the net receivable from the counterparty or net payable due to the counterparty in the event of default.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following summarizes the volume of the Fund’s option contracts, interest rate swap contracts, total return swap contracts and forward foreign currency exchange contracts activity six months ended April 30, 2023:

	Purchased Option Contracts[a,b]	Interest Rate Swap Contracts	Total Return Swap Contracts[b]	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$1,297,000	$662,519,625	$13,658,254	$89,387,742

[a]	Notional amount for binary option contracts represents the nominal payout amount.
[b]
Average notional amounts represent the average for the period in which the Fund had option contracts and total return swap contracts outstanding. For purchased option contracts, this represents the one month and for total return swap contracts, this represents the period April 28, 2023 through April 30, 2023.

Note 5. Income Tax Information
As of April 30, 2023, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$1,824,217,931

Gross unrealized appreciation on investments	$60,362,197
Gross unrealized depreciation on investments	(204,526,640)

Net unrealized appreciation (depreciation) on investments	$(144,164,443)

As of October 31, 2022, the Fund has a net capital loss carryforward of $53,112,742 which may be used to offset future capital gains. These losses are a short-term capital loss carryforward of $9,785,452 and long-term capital loss carryforward of $43,327,290, which under current federal income tax rules, may offset capital gains recognized in any future period.
Note 6. Capital Stock
The Fund is authorized to issue an unlimited number of shares of beneficial interest at a par value of $0.001 per share.
During the six months ended April 30, 2023, the Fund did not issue any shares of common stock for the reinvestment of dividends. During the year ended October 31, 2022, the Fund did not issue shares of common stock for the reinvestment of dividends.
On December 13, 2022, the Board of Trustees approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (Share Repurchase Program) as of January 1, 2023 through December 31, 2023.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

During the six months ended April 30, 2023 and the year ended October 31, 2022, the Fund did not effect any repurchases.
Note 7. Borrowings
The Fund has entered into a $720,000,000 revolving credit agreement (the credit agreement) with State Street Bank and Trust Company (State Street) whereby funds may be drawn in U.S. dollars, Euros and Great British Pounds (GBP), subject to certain limitations. Borrowings under the credit agreement, which are secured by certain assets of the Fund, bear interest based on currency-specific variable rates plus a margin. The Fund pays a monthly financing charge which is calculated based on the utilized portion of the credit agreement and a London Interbank Offered Rate (LIBOR)-based rate through June 28, 2022 and a Secured Overnight Financing Rate (SOFR)-based rate effective June 29, 2022 pursuant to an amendment to the credit agreement. The Fund also pays a fee of 0.15% per annum on any unutilized portion of the credit agreement through June 28, 2022 and effective June 29, 2022, a fee of 0.15% per annum for each day in which the aggregate loans outstanding under the credit agreement total less than 80% of the credit agreement amount of $720,000,000. The credit agreement has a 360‑day evergreen provision whereby State Street may terminate this agreement upon 360 days’ notice, but the Fund may terminate on three business days’ notice to State Street. Securities held by the Fund are subject to a lien, granted to State Street, to the extent of the borrowing outstanding in connection with the Fund’s revolving credit agreement. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times.
As of April 30, 2023, the Fund had outstanding borrowings of $601,472,760 at a current rate of 5.6% on $560,000,000 and 5.0% on $41,472,761 (drawn in GBP expressed in USD). The carrying value of the borrowings approximates fair value. The borrowings are classified as Level 2 within the fair value hierarchy. During the six months ended April 30, 2023, the Fund borrowed an average daily balance of $663,803,191 ($623,784,530 and $40,018,661 drawn in USD and GBP, respectively) at a weighted average borrowing cost of 5.1%. During the six months ended April 30, 2023, the Fund had no outstanding borrowings in EUR.
Note 8. Other Risks
Risk of Market Price Discount from Net Asset Value: Shares of closed‑end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that NAV could decrease as a result of investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, Fund shares may trade at, above or below NAV, or at below or above the initial public offering price.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.
Contingent Capital Securities Risk: Contingent capital securities (sometimes referred to as “CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example, a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the investor’s standing in a bankruptcy. Some CoCos provide for a reduction in the value or principal amount of the security (potentially to zero) under such circumstances. In March 2023, a Swiss regulator required a write-down of outstanding CoCos to zero notwithstanding the fact that the equity shares continued to exist and have economic value. It is currently unclear whether regulators of issuers in other jurisdictions will take similar actions. Notwithstanding these risks, the Fund may continue to invest in CoCos issued by Swiss companies and by companies in other jurisdictions. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below investment-grade securities. Finally, CoCo issuers can, at their discretion, suspend dividend distributions on their CoCo securities and are more likely to do so in response to negative economic conditions and/or government regulation. Omitted distributions are typically non‑cumulative and will not be paid on a future date. Any omitted distribution may negatively impact the returns or distribution rate of the Fund.
Concentration Risk: Because the Fund invests at least 25% of its managed assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. In addition, the Fund will also be subject to the risks of investing in the individual industries and securities that comprise the financials sector, including the bank, diversified financials, real estate (including REITs) and insurance industries. To the extent that the Fund focuses its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications, the Fund will be subject to the risks associated with these particular sectors and industries. These sectors and industries may be adversely affected by, among others, changes in government regulation, world events and economic conditions.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Credit and Below-Investment-Grade Securities Risk: Preferred securities may be rated below investment grade or may be unrated. Below-investment-grade securities, or equivalent unrated securities, which are commonly known as “high-yield bonds” or “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.
Liquidity Risk: Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, dealer inventories of certain securities, which provide an indication of the ability of dealers to engage in “market making,” are at, or near, historic lows in relation to market size, which has the potential to increase price volatility in the fixed income markets in which the Fund invests. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Further, transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
Foreign (Non‑U.S.) Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.
Foreign Currency Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund’s foreign currency risks, and such investments are subject to the risks described under “Derivatives and Hedging Transactions Risk” below.
Leverage Risk: The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. The use of leverage also results in the investment advisory fees payable to the investment advisor being higher than if the Fund did not use leverage and can increase operating costs, which may reduce total return. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.
Derivatives and Hedging Transactions Risk: The Fund’s use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.
Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war (including Russia’s military invasion of Ukraine), terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics or pandemics, such as that caused by COVID‑19, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on U.S. and global economies and financial markets. Supply chain disruptions or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies or industries. Events occurring in one region of the world may negatively impact industries and regions that are not otherwise directly impacted by the events. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.
Although the long-term economic fallout of COVID‑19 is difficult to predict, it has contributed to, and may continue to contribute to, market volatility, inflation and systemic economic weakness. COVID‑19 and efforts to contain its spread may also exacerbate other pre‑existing political, social, economic, market and financial risks. In addition, the U.S. government and other central banks across Europe, Asia, and elsewhere announced and/or adopted economic relief packages in response to COVID‑19. The end of any such program could cause market downturns, disruptions and volatility, particularly if markets view the ending as premature. The COVID‑19 pandemic and its effects are

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

expected to continue, and therefore the economic outlook, particularly for certain industries and businesses, remains inherently uncertain.
On January 31, 2020, the United Kingdom (UK) withdrew from the European Union (EU) (referred to as Brexit), commencing a transition period that ended on December 31, 2020. The EU‑UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU (TCA), provisionally went into effect on January 1, 2021, and entered into force officially on May 1, 2021, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is still considerable uncertainty relating to the potential consequences of the exit, how the negotiations for new trade agreements will be conducted, and whether the UK’s exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on the UK, European and broader global economies, could be significant, potentially resulting in increased market volatility and illiquidity, political, economic, and legal uncertainty, and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.
On February 24, 2022, Russia launched a large-scale invasion of Ukraine significantly amplifying already existing geopolitical tensions. The United States and many other countries have instituted various economic sanctions against Russia, Russian individuals and entities and Belarus. The extent and duration of the military action, sanctions imposed and other punitive actions taken (including any Russian retaliatory responses to such sanctions and actions), and resulting disruptions in Europe and globally cannot be predicted, but could be significant and have a severe adverse effect on the global economy, securities markets and commodities markets globally, including through global supply chain disruptions, increased inflationary pressures and reduced economic activity. To the extent the Fund has exposure to the energy sector, the Fund may be especially susceptible to these risks. Furthermore, in March 2023, the shut-down of certain financial institutions raised economic concerns over disruption in the U.S. banking system. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system. These disruptions may also make it difficult to value the Fund’s portfolio investments and cause certain of the Fund’s investments to become illiquid. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non‑U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.
LIBOR Risk: Many financial instruments are tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. The Head of the UK Financial Conduct Authority the (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA) ceased publication of most LIBOR settings at the end of 2021 and the IBA is expected to cease publication of a majority of U.S. dollar LIBOR settings after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

(e.g., the Secured Overnight Financing Rate (SOFR) for U.S. dollar LIBOR and the Sterling Overnight Index Average Rate for GBP LIBOR). Other countries are introducing their own local-currency-denominated alternative reference rates for short-term lending and global consensus on alternative rates is lacking.
In March 2022, the U.S. federal government enacted the Adjustable Interest Rate (LIBOR) Act (the LIBOR Act) to establish a process for replacing LIBOR in certain existing contracts that do not already provide for the use of a clearly defined and practicable replacement benchmark rate as described in the LIBOR Act. Generally, for contracts that do not contain clear and practicable fallback provisions as described in the LIBOR Act, a benchmark replacement recommended by the Federal Reserve Board will effectively replace the U.S. dollar LIBOR benchmark after June 30, 2023. The recommended benchmark replacement will be based on SOFR, which is published by the Federal Reserve Bank of New York, and will include certain spread adjustments and benchmark replacement conforming changes. On December 16, 2022, the Federal Reserve Board adopted a final rule that implements the LIBOR Act. The final rule restates safe harbor protections contained in the LIBOR Act for selection or use of the replacement benchmark rate selected by the Federal Reserve Board. Consistent with the LIBOR Act, the final rule is also intended to ensure that LIBOR contracts adopting a benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following LIBOR’s replacement.
The transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of, inaccurate valuations of, and miscalculations of payment amounts for LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, any alternative reference rate may be a less effective substitute resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the cessation of LIBOR publications.
Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The U.S. Securities and Exchange Commission’s (SEC) final rules, related requirements and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, and/or increase overall expenses of the Fund. In addition to Rule 18f‑4, which governs the way derivatives are used by registered investment companies, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. For example, climate change regulation (such as decarbonization legislation, other mandatory controls to reduce emissions of greenhouse gases, or related disclosure requirements) could significantly affect the Fund or its investments by, among other things, increasing compliance costs or underlying companies’ operating costs and capital expenditures. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 9. Other
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.
Note 10. New Accounting Pronouncement
In January 2021, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2021‑01 (ASU 2021‑01), “Reference Rate Reform (Topic 848)”. Additionally, in December 2022, the FASB issued Accounting Standards Update No. 2022‑06 (ASU 2022‑06), “Reference Rate Reform (Topic 848)”. ASU 2022‑06 and ASU 2021‑01 are updates to ASU 2020‑04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, and the reference rate reform initiatives regulators have undertaken to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020‑04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020‑04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021‑01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The ASU 2022‑06 update extends the period of time preparers can use the reference rate reform relief guidance by two years. ASU 2022‑06 defers the sunset date of Topic 848 from December 31, 2022 to December 31, 2024, after which entities will no longer be permitted to apply the relief in Topic 848. The amendments in these updates are effective immediately through December 31, 2024, for all entities. Management does not expect ASU 2021‑01 or ASU 2022‑06 to have a material impact on the financial statements.
Note 11. Subsequent Events
Management has evaluated events and transactions occurring after April 30, 2023 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

PROXY RESULTS (Unaudited)
Cohen & Steers Tax-Advantaged Preferred Securities and Income Fund shareholders voted on the following proposals at the annual meeting held on April 26, 2023. The description of each proposal and number of shares voted are as follows:

Common Shares	Shares Voted for	Authority Withheld
To elect Trustees:

Michael G. Clark	46,382,802	1,824,169
Dean A. Junkans	47,025,942	1,181,029
Ramona Rogers-Windsor	46,536,478	1,670,493

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

REINVESTMENT PLAN
We urge shareholders who want to take advantage of this plan and whose shares are held in ‘Street Name’ to consult your broker as soon as possible to determine if you must change registration into your own name to participate.
OTHER INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 866-227-0757, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12‑month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.
Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-PORT is available (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.
Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.
Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Singapore Private Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?
We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX
COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX
COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX
COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX
COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non‑U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX
COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX
COHEN & STEERS PREFERRED SECURITIES
AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non‑U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX
COHEN & STEERS LOW DURATION PREFERRED
AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low‑duration preferred and other income securities issued by U.S. and non‑U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX
COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX
COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX
COHEN & STEERS ALTERNATIVE INCOME FUND

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open‑end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800‑330‑7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

OFFICERS AND TRUSTEES
Joseph M. Harvey
Trustee, Chair and Vice President
Adam M. Derechin
Trustee
Michael G. Clark
Trustee
George Grossman
Trustee
Dean A. Junkans
Trustee
Gerald J. Maginnis
Trustee
Jane F. Magpiong
Trustee
Daphne L. Richards
Trustee
Ramona Rogers-Windsor
Trustee
James Giallanza
President and Chief Executive Officer
Albert Laskaj
Treasurer and Chief Financial Officer
Dana A. DeVivo
Secretary and Chief Legal Officer
Stephen Murphy
Chief Compliance Officer
and Vice President
William F. Scapell
Vice President
Elaine Zaharis-Nikas
Vice President
KEY INFORMATION
Investment Manager and Administrator
Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232
Co-administrator and Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
Transfer Agent
Computershare
150 Royall Street
Canton, MA 02021
(866) 227-0757
Legal Counsel
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036
New York Stock Exchange Symbol:    PTA
Website: cohenandsteers.com
This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

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Cohen & Steers
Tax-Advantaged
Preferred
Securities and
Income Fund
Semiannual Report April 30, 2023
PTASAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable.

(b) The registrant has not had any change in the portfolio managers identified in response to paragraph (a)(1) of this item in the registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	The Fund did not engage in any securities lending activity during the fiscal year ended October 31, 2022.

(b)	The Fund did not engage in any securities lending activity and did not engage a securities lending agent during the fiscal year ended October 31, 2022.

Item 13. Exhibits.

(a)(1) Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

(c) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

Date:	July 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj Title: Principal Financial Officer (Treasurer and Chief Financial Officer)

Date:	July 6, 2023